Exhibit 99.1
JetBlue Announces Termination of Merger Agreement with Spirit
Positions JetBlue to focus on organic strategy and return to profitability
NEW YORK, March 4, 2024 – JetBlue (NASDAQ: JBLU) today announced that it has reached an agreement with Spirit Airlines (NYSE: SAVE) to terminate their July 2022 merger agreement.
Although both companies continue to believe in the procompetitive benefits of the combination, JetBlue and Spirit mutually agreed that terminating is the best path forward for both companies as required closing conditions, including receiving necessary legal and regulatory approvals, were unlikely to be met by the merger agreement’s outside date of July 24, 2024.
“We believed this merger was worth pursuing because it would have unleashed a national low-fare, high-value competitor to the Big Four airlines,” said Joanna Geraghty, chief executive officer, JetBlue. “We are proud of the work we did with Spirit to lay out a vision to challenge the status quo, but given the hurdles to closing that remain, we decided together that both airlines’ interests are better served by moving forward independently. We wish the very best going forward to the entire Spirit team.”
Under the agreement, JetBlue will pay Spirit $69 million and the termination resolves all outstanding matters related to the transaction and under which any claims between them will be mutually released.
“JetBlue has a strong organic plan and unique competitive advantages, including a beloved brand, a unique value proposition, and high-value geographies,” Geraghty continued. “We have already begun to advance our plan to restore profitability. We look forward to sharing more on our progress in the coming months.”
As outlined on the company’s fourth quarter earnings call, JetBlue is taking decisive action to return to sustained profitability and drive shareholder value. As part of this work, the company is refocusing on its core strengths – deepening its network relevance in proven geographies and better segmenting its product offerings to enhance its competitive position – while delivering meaningful cost savings.
To date, JetBlue has identified multiple near-term revenue initiatives for 2024, including increased distribution and partnerships, expanded loyalty program functionality, network initiatives, and ancillary initiatives, which will deliver over $300 million in revenue benefits. JetBlue also remains on track to deliver $175-200 million in cost savings from its structural cost program and $75 million in maintenance savings from its fleet modernization, as well as incremental savings from targeted fixed cost base reductions, positioning the company to approach breakeven operating margins in 2024. These initiatives are just the starting point as JetBlue rebuilds its long-term organic strategy with a renewed focus on driving sustained profitability for its crewmembers and investors.
JetBlue will hold an Investor Day on Thursday, May 30, 2024, to provide additional detail on its long-term strategy and ongoing revenue and cost initiatives. Further information regarding Investor Day will be shared with analysts and investors in the coming weeks.
About JetBlue
JetBlue is New York's Hometown Airline®, and a leading carrier in Boston, Fort Lauderdale-Hollywood, Los Angeles, Orlando, and San Juan. JetBlue carries customers to more than 100 destinations throughout the United States, Latin America, Caribbean, Canada, and Europe. For more information and the best fares, visit jetblue.com.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured.

Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the risk associated with the execution of our strategic operating plans in the near-term and long-term; our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to our Northeast Alliance with American Airlines Group Inc. and our wind-down of the Northeast Alliance; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; our substantial indebtedness and impact on our ability to meet future financing needs; financial risks associated with credit card processors; restrictions as a result of our participation in governmental support programs under the CARES Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing attention to, and evolving expectations regarding, environmental, social and governance matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel.
Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this press release, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue’s filings with the U.S. Securities and Exchange Commission, including but not limited to, in our Annual Report on Form 10-K for the year ended December 31, 2023. In light of these risks and uncertainties, the forward-looking events discussed in this press release might not occur. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.
Contacts:
JetBlue Corporate Communications
Tel: +1.718.709.3089
corpcomm@jetblue.com
JetBlue Investor Relations
Tel: +1.718.709.2202
ir@jetblue.com